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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): October 1, 1999



                           EOTT ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 1-12872                              76-04245200
(State of Incorporation or Organization)      (Commission File Number)                   (I.R.S. Employer
                                                                                      Identification Number)


         1330 Post Oak Boulevard,
              SUITE 2700
            Houston, Texas                              77056
(Address of principal executive offices)              (Zip Code)





       Registrant's telephone number, including area code: (713) 993-5200




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ITEM 7.           Financial Statements and Exhibits

(c)      The following exhibits are filed herewith:

Exhibit           Description of Exhibit

1.1 Underwriting Agreement, dated September 28, 1999, by and among EOTT Energy Partners, L.P., EOTT Energy Finance Corp., EOTT Energy Corp., EOTT Energy Operating Limited Partnership, EOTT Energy Pipeline Limited Partnership, EOTT Energy Canada Limtied Partnership and the underwriters named therein.

25.1 Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of The Bank of New York

                                        2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 1, 1999

                                 EOTT ENERGY PARTNERS, L.P.
                                 (A Delaware Limited Partnership)

                                 By:  EOTT ENERGY CORP. as
                                      General Partner


                                 By:   /s/ Lori L. Maddox
                                      ------------------------------
                                      Name:    Lori L. Maddox
                                      Title:   Controller
                                               (Principal Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

1.1               Underwriting Agreement, dated September 28, 1999, by and among
                  EOTT Energy Partners, L.P., EOTT Energy Finance Corp., EOTT
                  Energy Corp., EOTT Energy Operating Limited Partnership, EOTT
                  Energy Pipeline Limited Partnership, EOTT Energy Canada
                  Limtied Partnership and the underwriters named therein.

25.1 Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of The Bank of New York


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